Exhibit 99.2

  BB&T Corporation
Quarterly Performance Summary
Third Quarter 2011

BB&T Corporation
Quarterly Performance Summary
Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended						Year-to-Date
	September 30%						September 30%
	2011		2010		Change		2011		2010		Change
Summary Income Statement
Interest income	$1,788		$1,796		(0.4	) %	$5,228		$5,461		(4.3	) %
Interest expense	334		449		(25.6)		1,063		1,375		(22.7)
Net interest income - taxable equivalent	1,454		1,347		7.9		4,165		4,086		1.9
Less: Taxable-equivalent adjustment	38		33		15.2		110		98		12.2
Net interest income	1,416		1,314		7.8		4,055		3,988		1.7
Provision for credit losses	250		770		(67.5)		918		1,995		(54.0)
Net interest income after provision for credit losses	1,166		544		114.3		3,137		1,993		57.4
Noninterest income	690		1,110		(37.8)		2,191		2,993		(26.8)
Noninterest expense	1,417		1,408		0.6		4,184		4,249		(1.5)
Income before income taxes	439		246		78.5		1,144		737		55.2
Provision for income taxes	68		27		151.9		212		100		112.0
Net income	371		219		69.4		932		637		46.3
Noncontrolling interest	5		9		(44.4)		34		29		17.2
Net income available to common shareholders	366		210		74.3		898		608		47.7
Per Common Share Data
Earnings
Basic	$0.52		$0.30		73.3%		$1.29		$0.88		46.6%
Diluted	0.52		0.30		73.3		1.27		0.87		46.0
Cash dividends declared (1)	0.16		0.15		6.7		0.49		0.45		8.9
Book value	25.07		24.11		4.0		25.07		24.11		4.0
Tangible book value (2)	16.42		15.25		7.7		16.42		15.25		7.7

End of period shares outstanding (in thousands)	697,101		693,560		0.5		697,101		693,560		0.5
Weighted average shares (in thousands)
Basic	697,052		693,017		0.6		696,335		691,982		0.6
Diluted	705,604		701,535		0.6		704,910		700,551		0.6
Performance Ratios
Return on average assets	0.89%		0.56%				0.78%		0.53%
Return on average common shareholders' equity	8.30		4.91				7.05		4.84
Net interest margin - taxable equivalent	4.09		4.09				4.08		4.03
Fee income ratio (3)	39.3		42.3				40.1		40.7
Efficiency ratio (3)	54.6		54.1				55.8		53.4
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	1.98%		2.81%				1.98%		2.81%
Loans and leases plus foreclosed property	3.05		4.11				3.05		4.11
Net charge-offs as a percentage of average
loans and leases	1.57		3.31				1.61		2.55
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.25		2.56				2.25		2.56
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.20	X	1.32	X			1.20	X	1.32	X
Average Balances
Total assets	$165,520		$155,666		6.3%		$160,092		$159,723		0.2%
Total securities (4)	31,567		23,277		35.6		27,919		28,156		(0.8)
Loans and leases	105,658		104,755		0.9		105,099		104,396		0.7
Deposits	115,056		103,505		11.2		109,080		107,171		1.8
Shareholders' equity	17,551		17,035		3.0		17,102		16,864		1.4
Period-End Balances
Total assets	$167,677		$157,230		6.6%		$167,677		$157,230		6.6%
Total securities (4)	32,784		24,497		33.8		32,784		24,497		33.8
Loans and leases	107,449		106,014		1.4		107,449		106,014		1.4
Deposits	117,567		106,419		10.5		117,567		106,419		10.5
Shareholders' equity	17,541		16,787		4.5		17,541		16,787		4.5
Capital Ratios (5)
Risk-based
Tier 1	12.5%		11.7%				12.5%		11.7%
Total	16.1		15.7				16.1		15.7
Leverage	9.2		9.3				9.2		9.3
Tangible common equity (2)	7.1		7.0				7.1		7.0
Tier 1 common equity to risk-weighted assets (2)	9.8		9.0				9.8		9.0

(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.

(3)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 19 of this supplement. See Non-GAAP reconciliations.

(4)

Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

(5)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

					Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2011		2011		2011		2010		2010
Summary Income Statement
Interest income	$1,788		$1,727		$1,713		$1,793		$1,796
Interest expense	334		337		392		424		449
Net interest income - taxable equivalent	1,454		1,390		1,321		1,369		1,347
Less: Taxable-equivalent adjustment	38		36		36		37		33
Net interest income	1,416		1,354		1,285		1,332		1,314
Provision for credit losses	250		328		340		643		770
Net interest income after provision for credit losses	1,166		1,026		945		689		544
Noninterest income	690		787		714		964		1,110
Noninterest expense	1,417		1,395		1,372		1,421		1,408
Income before income taxes	439		418		287		232		246
Provision for income taxes	68		91		53		15		27
Net income	371		327		234		217		219
Noncontrolling interest	5		20		9		9		9
Net income available to common shareholders	366		307		225		208		210
Per Common Share Data
Earnings
Basic	$0.52		$0.44		$0.32		$0.30		$0.30
Diluted	0.52		0.44		0.32		0.30		0.30
Cash dividends declared (1)	0.16		0.16		0.17		0.15		0.15
Book value	25.07		24.37		23.86		23.67		24.11
Tangible book value (2)	16.42		15.95		15.59		15.43		15.25

End of period shares outstanding (in thousands)	697,101		696,894		696,285		694,381		693,560
Weighted average shares (in thousands)
Basic	697,052		696,625		695,309		693,993		693,017
Diluted	705,604		704,969		704,101		702,781		701,535
Performance Ratios
Return on average assets	0.89%		0.83%		0.60%		0.54%		0.56%
Return on average common shareholders' equity	8.30		7.25		5.48		4.88		4.91
Net interest margin - taxable equivalent	4.09		4.15		4.01		4.04		4.09
Fee income ratio (3)	39.3		40.8		40.1		41.8		42.3
Efficiency ratio (3)	54.6		55.8		57.1		55.3		54.1
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	1.98%		2.32%		2.69%		2.73%		2.81%
Loans and leases plus foreclosed property	3.05		3.46		3.97		3.94		4.11
Net charge-offs as a percentage of average
loans and leases	1.57		1.71		1.56		2.02		3.31
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.25		2.43		2.58		2.62		2.56
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.20	X	1.22	X	1.09	X	1.26	X	1.32	X
Average Balances
Total assets	$165,520		$157,730		$156,931		$159,464		$155,666
Total securities (4)	31,567		27,060		25,059		25,988		23,277
Loans and leases	105,658		104,341		105,294		105,946		104,755
Deposits	115,056		106,466		105,614		105,592		103,505
Shareholders' equity	17,551		17,072		16,673		16,951		17,035
Period-End Balances
Total assets	$167,677		$159,310		$157,039		$157,081		$157,230
Total securities (4)	32,784		27,961		26,220		23,169		24,497
Loans and leases	107,449		105,350		104,887		107,264		106,014
Deposits	117,567		108,064		106,913		107,213		106,419
Shareholders' equity	17,541		17,049		16,670		16,498		16,787
Capital Ratios (5)
Risk-based
Tier 1	12.5%		12.4%		12.1%		11.8%		11.7%
Total	16.1		16.1		15.8		15.5		15.7
Leverage	9.2		9.5		9.3		9.1		9.3
Tangible common equity (2)	7.1		7.2		7.2		7.1		7.0
Tier 1 common equity to risk-weighted assets (2)	9.8		9.6		9.3		9.1		9.0

(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.

(3)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 19 of this supplement. See Non-GAAP reconciliations.

(4)

Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

(5)	Current regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	Sept. 30		Change			Sept. 30		Change
	2011	2010	$	%		2011	2010	$	%
Interest Income
Interest and fees on loans and leases	$1,546	$1,549	$(3)	(0.2	) %	$4,589	$4,514	$75	1.7%
Interest and dividends on securities	199	207	(8)	(3.9)		512	834	(322)	(38.6)
Interest on other earning assets	5	6	(1)	(16.7)		15	12	3	25.0
Total interest income	1,750	1,762	(12)	(0.7)		5,116	5,360	(244)	(4.6)
Interest Expense
Interest on deposits	150	225	(75)	(33.3)		473	725	(252)	(34.8)
Interest on federal funds purchased, securities sold under repurchase agreements and short-term borrowed funds	3	5	(2)	(40.0)		10	16	(6)	(37.5)
Interest on long-term debt	181	218	(37)	(17.0)		578	631	(53)	(8.4)
Total interest expense	334	448	(114)	(25.4)		1,061	1,372	(311)	(22.7)
Net interest income	1,416	1,314	102	7.8		4,055	3,988	67	1.7
Provision for credit losses	250	770	(520)	(67.5)		918	1,995	(1,077)	(54.0)
Net interest income after provision for credit loss	1,166	544	622	114.3		3,137	1,993	1,144	57.4
Noninterest income
Insurance income	241	252	(11)	(4.4)		790	792	(2)	(0.3)
Service charges on deposits	141	147	(6)	(4.1)		421	475	(54)	(11.4)
Mortgage banking income	123	184	(61)	(33.2)		301	383	(82)	(21.4)
Investment banking and brokerage fees and commissions	81	85	(4)	(4.7)		258	255	3	1.2
Checkcard fees	78	70	8	11.4		229	201	28	13.9
Other nondeposit fees and commissions	71	74	(3)	(4.1)		204	202	2	1.0
Bankcard fees and merchant discounts	51	45	6	13.3		149	130	19	14.6
Trust and investment advisory revenues	43	40	3	7.5		131	117	14	12.0
Income from bank-owned life insurance	33	30	3	10.0		92	92	-	-
FDIC loss share income, net	(104)	(43)	(61)	141.9		(243)	(116)	(127)	109.5
Securities gains (losses), net	(39)	239	(278)	(116.3)		(41)	455	(496)	(109.0)
Other income, net	(29)	(13)	(16)	123.1		(100)	7	(107)	NM
Total noninterest income	690	1,110	(420)	(37.8)		2,191	2,993	(802)	(26.8)
Noninterest Expense
Personnel expense	671	642	29	4.5		2,048	1,937	111	5.7
Foreclosed property expense	168	167	1	0.6		456	585	(129)	(22.1)
Occupancy and equipment expense	151	157	(6)	(3.8)		457	453	4	0.9
Professional services	100	84	16	19.0		255	242	13	5.4
Regulatory charges	46	61	(15)	(24.6)		166	152	14	9.2
Loan processing expenses	48	53	(5)	(9.4)		150	135	15	11.1
Amortization of intangibles	24	30	(6)	(20.0)		75	94	(19)	(20.2)
Software expense	30	28	2	7.1		85	87	(2)	(2.3)
Merger-related and restructuring charges, net	-	10	(10)	(100.0)		-	65	(65)	(100.0)
Other expenses	179	176	3	1.7		492	499	(7)	(1.4)
Total noninterest expense	1,417	1,408	9	0.6		4,184	4,249	(65)	(1.5)
Earnings
Income before income taxes	439	246	193	78.5		1,144	737	407	55.2
Provision for income taxes	68	27	41	151.9		212	100	112	112.0
Net Income	371	219	152	69.4		932	637	295	46.3
Noncontrolling interest	5	9	(4)	(44.4)		34	29	5	17.2
Net income available to common shareholders	$366	$210	$156	74.3%		$898	$608	$290	47.7%

Earnings Per Common Share
Basic	$0.52	$0.30	$0.22	73.3%		$1.29	$0.88	$0.41	46.6%
Diluted	0.52	0.30	0.22	73.3		1.27	0.87	0.40	46.0

Weighted Average Shares Outstanding
Basic	697,052	693,017	4,035	0.6		696,335	691,982	4,353	0.6
Diluted	705,604	701,535	4,069	0.6		704,910	700,551	4,359	0.6
NM - not meaningful.

Return to Table of Contest

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2011	2011	2011	2010	2010
Interest Income
Interest and fees on loans and leases	$1,546	$1,523	$1,520	$1,566	$1,549
Interest and dividends on securities	199	163	150	185	207
Interest on other earning assets	5	4	6	4	6
Total interest income	1,750	1,690	1,676	1,755	1,762
Interest Expense
Interest on deposits	150	152	171	192	225
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	3	3	4	6	5
Interest on long-term debt	181	181	216	225	218
Total interest expense	334	336	391	423	448
Net interest income	1,416	1,354	1,285	1,332	1,314
Provision for credit losses	250	328	340	643	770
Net interest income after provision for credit loss	1,166	1,026	945	689	544
Noninterest income
Insurance income	241	299	250	249	252
Service charges on deposits	141	145	135	143	147
Mortgage banking income	123	83	95	138	184
Investment banking and brokerage fees and commissions	81	90	87	97	85
Checkcard fees	78	79	72	73	70
Other nondeposit fees and commissions	71	66	67	68	74
Bankcard fees and merchant discounts	51	52	46	47	45
Trust and investment advisory revenues	43	45	43	42	40
Income from bank-owned life insurance	33	29	30	31	30
FDIC loss share income, net	(104)	(81)	(58)	-	(43)
Securities gains (losses), net	(39)	(2)	-	99	239
Other income, net	(29)	(18)	(53)	(23)	(13)
Total noninterest income	690	787	714	964	1,110
Noninterest Expense
Personnel expense	671	683	694	679	642
Foreclosed property expense	168	145	143	162	167
Occupancy and equipment expense	151	152	154	155	157
Professional services	100	84	71	92	84
Regulatory charges	46	59	61	59	61
Loan processing expenses	48	49	53	45	53
Amortization of intangibles	24	25	26	28	30
Software expense	30	29	26	30	28
Merger-related and restructuring charges, net	-	2	(2)	4	10
Other expenses	179	167	146	167	176
Total noninterest expense	1,417	1,395	1,372	1,421	1,408
Earnings
Income before income taxes	439	418	287	232	246
Provision for income taxes	68	91	53	15	27
Net Income	371	327	234	217	219
Noncontrolling interest	5	20	9	9	9
Net income available to common shareholders	$366	$307	$225	$208	$210

Earnings Per Common Share
Basic	$0.52	$0.44	$0.32	$0.30	$0.30
Diluted	0.52	0.44	0.32	0.30	0.30

Weighted Average Shares Outstanding
Basic	697,052	696,625	695,309	693,993	693,017
Diluted	705,604	704,969	704,101	702,781	701,535

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of September 30		Change
	2011	2010	$	%
Assets
Cash and due from banks	$1,312	$1,225	$87	7.1%
Interest-bearing deposits with banks	2,907	944	1,963	NM
Federal funds sold and securities purchased under
resale agreements or similar arrangements	185	285	(100)	(35.1)
Segregated cash due from banks	19	269	(250)	(92.9)
Trading securities at fair value	428	568	(140)	(24.6)
Securities available for sale at fair value (1)	24,649	24,497	152	0.6
Securities held to maturity	8,135	-	8,135	NM
Loans and leases:
Commercial loans and leases
Commercial and industrial	34,817	32,591	2,226	6.8
Commercial real estate—other	10,931	11,729	(798)	(6.8)
Commercial real estate—residential ADC (2)	2,414	3,811	(1,397)	(36.7)
Direct retail lending	13,882	13,828	54	0.4
Sales finance loans	7,265	6,972	293	4.2
Revolving credit loans	2,128	2,065	63	3.1
Residential mortgage loans	19,361	16,316	3,045	18.7
Specialized lending	8,636	8,047	589	7.3
Other acquired loans	47	69	(22)	(31.9)
Total loans and leases held for investment (excluding covered loans)	99,481	95,428	4,053	4.2
Covered loans	5,222	6,753	(1,531)	(22.7)
Total loans and leases held for investment	104,703	102,181	2,522	2.5
Loans held for sale	2,746	3,833	(1,087)	(28.4)
Total loans and leases	107,449	106,014	1,435	1.4
Allowance for loan and lease losses	(2,355)	(2,611)	256	(9.8)
FDIC loss share receivable	1,221	1,924	(703)	(36.5)
Premises and equipment	1,864	1,831	33	1.8
Goodwill	6,016	6,013	3	-
Core deposit and other intangible assets	433	535	(102)	(19.1)
Residential mortgage servicing rights at fair value	573	585	(12)	(2.1)
Other assets (3)	14,841	15,151	(310)	(2.0)
Total assets	$167,677	$157,230	$10,447	6.6%
Liabilities and Shareholders' Equity
Deposits: (4)
Noninterest-bearing deposits	$24,557	$20,607	$3,950	19.2%
Interest checking	18,971	15,672	3,299	21.1
Money market and savings	43,858	35,911	7,947	22.1
Certificates and other time deposits	30,142	29,844	298	1.0
Foreign deposits - interest-bearing	39	4,385	(4,346)	(99.1)
Total deposits	117,567	106,419	11,148	10.5
Fed funds purchased, repos and other borrowings	3,953	5,820	(1,867)	(32.1)
Long-term debt	22,153	22,111	42	0.2
Other liabilities	6,463	6,093	370	6.1
Total liabilities	150,136	140,443	9,693	6.9
Shareholders' equity:
Common stock	3,486	3,468	18	0.5
Additional paid-in capital	5,856	5,753	103	1.8
Retained earnings	8,493	7,833	660	8.4
Accumulated other comprehensive loss	(356)	(335)	(21)	6.3
Noncontrolling interest	62	68	(6)	(8.8)
Total shareholders' equity	17,541	16,787	754	4.5
Total liabilities and shareholders' equity	$167,677	$157,230	$10,447	6.6%

(1)	Includes $1.7 billion and $1.5 billion at September 30, 2011 and 2010, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $387 million and $314 million of foreclosed property and other assets covered by FDIC loss sharing agreements at September 30, 2011 and 2010, respectively.
(4)	Deposit categories were revised during the third quarter of 2011. Prior period amounts were reclassified to conform to the current period presentation.
NM	- not meaningful.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

			As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2011	2011	2011	2010	2010
Assets
Cash and due from banks	$1,312	$1,199	$1,030	$1,127	$1,225
Interest-bearing deposits with banks	2,907	1,337	865	931	944
Federal funds sold and securities purchased under
resale agreements or similar arrangements	185	250	305	327	285
Segregated cash due from banks	19	19	153	309	269
Trading securities at fair value	428	564	730	633	568
Securities available for sale at fair value (1)	24,649	19,409	17,887	23,169	24,497
Securities held to maturity	8,135	8,552	8,333	-	-
Loans and leases:
Commercial loans and leases
Commercial and industrial	34,817	34,166	33,587	34,050	32,591
Commercial real estate—other	10,931	11,134	11,277	11,439	11,729
Commercial real estate—residential ADC	2,414	2,689	3,061	3,397	3,811
Direct retail lending	13,882	13,679	13,612	13,749	13,828
Sales finance loans	7,265	7,236	7,121	7,050	6,972
Revolving credit loans	2,128	2,091	2,063	2,127	2,065
Residential mortgage loans	19,361	18,372	18,228	17,550	16,316
Specialized lending	8,636	8,464	7,767	7,953	8,047
Other acquired loans	47	50	56	58	69
Total loans and leases held for investment (excluding covered loans)	99,481	97,881	96,772	97,373	95,428
Covered loans	5,222	5,504	5,803	6,194	6,753
Total loans and leases held for investment	104,703	103,385	102,575	103,567	102,181
Loans held for sale	2,746	1,965	2,312	3,697	3,833
Total loans and leases	107,449	105,350	104,887	107,264	106,014
Allowance for loan and lease losses	(2,355)	(2,516)	(2,641)	(2,708)	(2,611)
FDIC loss share receivable	1,221	1,446	1,580	1,922	1,924
Premises and equipment	1,864	1,846	1,830	1,840	1,831
Goodwill	6,016	6,016	6,014	6,008	6,013
Core deposit and other intangible assets	433	457	483	508	535
Residential mortgage servicing rights at fair value	573	879	928	830	585
Other assets (2)	14,841	14,502	14,655	14,921	15,151
Total assets	$167,677	$159,310	$157,039	$157,081	$157,230
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$24,557	$22,507	$21,864	$20,637	$20,607
Interest checking	18,971	18,660	17,701	17,908	15,672
Money market and savings	43,858	39,356	40,388	36,964	35,911
Certificates and other time deposits	30,142	26,865	25,952	27,167	29,844
Foreign deposits - interest-bearing	39	676	1,008	4,537	4,385
Total deposits	117,567	108,064	106,913	107,213	106,419
Fed funds purchased, repos and other borrowings	3,953	4,842	5,186	5,673	5,820
Long-term debt	22,153	23,380	22,591	21,730	22,111
Other liabilities	6,463	5,975	5,679	5,967	6,093
Total liabilities	150,136	142,261	140,369	140,583	140,443
Shareholders' equity:
Common stock	3,486	3,484	3,481	3,472	3,468
Additional paid-in capital	5,856	5,830	5,794	5,776	5,753
Retained earnings	8,493	8,241	8,042	7,935	7,833
Accumulated other comprehensive loss	(356)	(574)	(706)	(747)	(335)
Noncontrolling interest	62	68	59	62	68
Total shareholders' equity	17,541	17,049	16,670	16,498	16,787
Total liabilities and shareholders' equity	$167,677	$159,310	$157,039	$157,081	$157,230

(1)

Includes $1.7 billion, $1.7 billion, $1.7 billion, $1.5 billion and $1.5 billion at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, covered by FDIC loss sharing agreements.

(2)

Includes $387 million, $390 million, $401 million, $360 million and $314 million of foreclosed property and other assets covered by FDIC loss sharing agreements at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
	2011	2010	$	%	2011	2010	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$236	$54	$182	NM %	$146	$742	$(596)	(80.3	) %
Mortgage-backed securities issued by GSE	27,104	18,636	8,468	45.4	23,368	22,729	639	2.8
States and political subdivisions	1,864	2,019	(155)	(7.7)	1,907	2,067	(160)	(7.7)
Non-agency mortgage-backed securities	511	1,152	(641)	(55.6)	551	1,225	(674)	(55.0)
Other securities	598	209	389	186.1	695	201	494	NM
Covered securities	1,254	1,207	47	3.9	1,252	1,192	60	5.0
Total securities	31,567	23,277	8,290	35.6	27,919	28,156	(237)	(0.8)
Other earning assets	4,034	2,951	1,083	36.7	3,286	2,913	373	12.8
Loans and leases
Commercial loans and leases
Commercial and industrial	34,280	32,174	2,106	6.5	33,789	31,791	1,998	6.3
Commercial real estate—other	11,069	12,052	(983)	(8.2)	11,240	12,190	(950)	(7.8)
Commercial real estate—residential ADC	2,576	4,394	(1,818)	(41.4)	2,928	5,043	(2,115)	(41.9)
Direct retail lending	13,754	13,867	(113)	(0.8)	13,685	14,008	(323)	(2.3)
Sales finance loans	7,234	6,906	328	4.7	7,166	6,682	484	7.2
Revolving credit loans	2,109	2,048	61	3.0	2,088	2,013	75	3.7
Residential mortgage loans	18,818	15,828	2,990	18.9	18,355	15,625	2,730	17.5
Specialized lending	8,652	8,046	606	7.5	8,162	7,725	437	5.7
Other acquired loans	48	73	(25)	(34.2)	53	93	(40)	(43.0)
Total loans and leases held for investment
(excluding covered loans)	98,540	95,388	3,152	3.3	97,466	95,170	2,296	2.4
Covered loans	5,342	6,957	(1,615)	(23.2)	5,629	7,251	(1,622)	(22.4)
Total loans and leases held for investment	103,882	102,345	1,537	1.5	103,095	102,421	674	0.7
Loans held for sale	1,776	2,410	(634)	(26.3)	2,004	1,975	29	1.5
Total loans and leases	105,658	104,755	903	0.9	105,099	104,396	703	0.7
Total earning assets	141,259	130,983	10,276	7.8	136,304	135,465	839	0.6
Nonearning assets	24,261	24,683	(422)	(1.7)	23,788	24,258	(470)	(1.9)
Total assets	$165,520	$155,666	$9,854	6.3%	$160,092	$159,723	$369	0.2%
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$23,370	$20,099	$3,271	16.3%	$22,179	$19,309	$2,870	14.9%
Interest checking	19,004	15,704	3,300	21.0	18,326	16,424	1,902	11.6
Money market and savings	42,174	34,717	7,457	21.5	40,108	34,472	5,636	16.3
Certificates and other time deposits	30,140	32,353	(2,213)	(6.8)	27,657	35,593	(7,936)	(22.3)
Foreign deposits - interest-bearing	368	632	(264)	(41.8)	810	1,373	(563)	(41.0)
Total deposits	115,056	103,505	11,551	11.2	109,080	107,171	1,909	1.8
Fed funds purchased, repos and other borrowings	4,307	7,355	(3,048)	(41.4)	5,682	8,879	(3,197)	(36.0)
Long-term debt	22,347	21,833	514	2.4	22,448	21,573	875	4.1
Other liabilities	6,259	5,938	321	5.4	5,780	5,236	544	10.4
Total liabilities	147,969	138,631	9,338	6.7	142,990	142,859	131	0.1
Shareholders' equity	17,551	17,035	516	3.0	17,102	16,864	238	1.4
Total liabilities and shareholders' equity	$165,520	$155,666	$9,854	6.3%	$160,092	$159,723	$369	0.2%

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.
NM	- not meaningful.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2011	2011	2011	2010	2010
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$236	$106	$93	$52	$54
Mortgage-backed securities issued by GSE	27,104	22,516	20,409	21,067	18,636
States and political subdivisions	1,864	1,889	1,969	1,987	2,019
Non-agency mortgage-backed securities	511	547	595	1,025	1,152
Other securities	598	745	750	641	209
Covered securities	1,254	1,257	1,243	1,216	1,207
Total securities	31,567	27,060	25,059	25,988	23,277
Other earning assets	4,034	2,834	2,978	2,995	2,951
Loans and leases
Commercial loans and leases
Commercial and industrial	34,280	33,647	33,433	32,733	32,174
Commercial real estate—other	11,069	11,287	11,368	11,661	12,052
Commercial real estate—residential ADC	2,576	2,933	3,281	3,650	4,394
Direct retail lending	13,754	13,629	13,672	13,770	13,867
Sales finance loans	7,234	7,184	7,080	7,015	6,906
Revolving credit loans	2,109	2,070	2,082	2,086	2,048
Residential mortgage loans	18,818	18,311	17,926	16,974	15,828
Specialized lending	8,652	8,029	7,797	7,937	8,046
Other acquired loans	48	53	57	63	73
Total loans and leases held for investment (excluding covered loans)	98,540	97,143	96,696	95,889	95,388
Covered loans	5,342	5,625	5,927	6,488	6,957
Total loans and leases held for investment	103,882	102,768	102,623	102,377	102,345
Loans held for sale	1,776	1,573	2,671	3,569	2,410
Total loans and leases	105,658	104,341	105,294	105,946	104,755
Total earning assets	141,259	134,235	133,331	134,929	130,983
Nonearning assets	24,261	23,495	23,600	24,535	24,683
Total assets	$165,520	$157,730	$156,931	$159,464	$155,666
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$23,370	$22,151	$20,990	$21,027	$20,099
Interest checking	19,004	18,337	17,622	16,628	15,704
Money market and savings	42,174	39,388	38,724	36,341	34,717
Certificates and other time deposits	30,140	25,977	26,815	28,085	32,353
Foreign deposits - interest-bearing	368	613	1,463	3,511	632
Total deposits	115,056	106,466	105,614	105,592	103,505
Fed funds purchased, repos and other borrowings	4,307	5,486	7,286	9,446	7,355
Long-term debt	22,347	23,114	21,879	21,890	21,833
Other liabilities	6,259	5,592	5,479	5,585	5,938
Total liabilities	147,969	140,658	140,258	142,513	138,631
Shareholders' equity	17,551	17,072	16,673	16,951	17,035
Total liabilities and shareholders' equity	$165,520	$157,730	$156,931	$159,464	$155,666

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

			Quarter Ended
	September 30, 2011			June 30, 2011
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$236	$1	0.88%	$106	$-	1.91%
Mortgage-backed securities issued by GSE	27,104	129	1.89	22,516	95	1.69
States and political subdivisions	1,864	26	5.78	1,889	28	5.74
Non-agency mortgage-backed securities	511	9	6.90	547	8	6.44
Other securities	598	2	1.55	745	3	1.49
Covered securities	1,254	45	14.21	1,257	43	13.66
Total securities	31,567	212	2.68	27,060	177	2.62
Other earning assets	4,034	6	0.51	2,834	4	0.62
Loans and leases
Commercial loans and leases
Commercial and industrial	34,280	363	4.21	33,647	356	4.25
Commercial real estate—other	11,069	105	3.78	11,287	107	3.79
Commercial real estate—residential ADC	2,576	23	3.53	2,933	26	3.56
Direct retail lending	13,754	177	5.10	13,629	175	5.15
Sales finance loans	7,234	87	4.78	7,184	90	4.99
Revolving credit loans	2,109	46	8.77	2,070	45	8.75
Residential mortgage loans	18,818	228	4.83	18,311	219	4.80
Specialized lending	8,652	246	11.28	8,029	233	11.68
Other acquired loans	48	4	33.74	53	5	34.52
Total loans and leases held for investment
(excluding covered loans)	98,540	1,279	5.16	97,143	1,256	5.19
Covered loans	5,342	273	20.29	5,625	274	19.47
Total loans and leases held for investment	103,882	1,552	5.94	102,768	1,530	5.97
Loans held for sale	1,776	18	3.98	1,573	16	4.01
Total loans and leases	105,658	1,570	5.91	104,341	1,546	5.94
Total earning assets	141,259	1,788	5.03	134,235	1,727	5.16
Nonearning assets	24,261			23,495
Total assets	$165,520			$157,730

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,004	8	0.16	$18,337	8	0.16
Money market and savings	42,174	30	0.29	39,388	35	0.35
Certificates and other time deposits	30,140	112	1.47	25,977	111	1.72
Foreign deposits - interest-bearing	368	-	0.04	613	(2)	(0.97)
Total interest-bearing deposits	91,686	150	0.65	84,315	152	0.72
Fed funds purchased, repos and other borrowings	4,307	3	0.31	5,486	4	0.22
Long-term debt	22,347	181	3.22	23,114	181	3.14
Total interest-bearing liabilities	118,340	334	1.12	112,915	337	1.19
Noninterest-bearing deposits	23,370			22,151
Other liabilities	6,259			5,592
Shareholders' equity	17,551			17,072
Total liabilities and shareholders' equity	$165,520			$157,730

Average interest-rate spread			3.91			3.97

Net interest income/ net interest margin		$1,454	4.09%		$1,390	4.15%

Taxable-equivalent adjustment		$38			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	March 31, 2011			December 31, 2010			September 30, 2010
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$93	$1	2.41%	$52	$1	4.60%	$54	$-	4.65%
Mortgage-backed securities issued by GSE	20,409	84	1.65	21,067	102	1.95	18,636	150	3.22
States and political subdivisions	1,969	27	5.55	1,987	27	5.58	2,019	29	5.55
Non-agency mortgage-backed securities	595	10	6.38	1,025	15	5.93	1,152	17	5.90
Other securities	750	3	1.56	641	4	1.91	209	1	2.74
Covered securities	1,243	37	12.06	1,216	50	16.45	1,207	23	7.61
Total securities	25,059	162	2.59	25,988	199	3.07	23,277	220	3.78
Other earning assets	2,978	6	0.80	2,995	4	0.56	2,951	6	0.54
Loans and leases
Commercial loans and leases
Commercial and industrial	33,433	359	4.35	32,733	370	4.48	32,174	364	4.49
Commercial real estate—other	11,368	108	3.84	11,661	111	3.78	12,052	115	3.78
Commercial real estate—residential ADC	3,281	28	3.50	3,650	33	3.60	4,394	38	3.40
Direct retail lending	13,672	174	5.17	13,770	181	5.23	13,867	184	5.26
Sales finance loans	7,080	91	5.23	7,015	97	5.48	6,906	100	5.73
Revolving credit loans	2,082	46	8.90	2,086	46	8.62	2,048	44	8.64
Residential mortgage loans	17,926	223	4.97	16,974	218	5.14	15,828	213	5.39
Specialized lending	7,797	227	11.76	7,937	231	11.53	8,046	229	11.33
Other acquired loans	57	4	31.68	63	5	28.84	73	3	18.97
Total loans and leases held for investment
(excluding covered loans)	96,696	1,260	5.27	95,889	1,292	5.35	95,388	1,290	5.38
Covered loans	5,927	262	17.96	6,488	271	16.59	6,957	258	14.72
Total loans and leases held for investment	102,623	1,522	6.00	102,377	1,563	6.06	102,345	1,548	6.01
Loans held for sale	2,671	23	3.48	3,569	27	3.09	2,410	22	3.56
Total loans and leases	105,294	1,545	5.94	105,946	1,590	5.96	104,755	1,570	5.96
Total earning assets	133,331	1,713	5.19	134,929	1,793	5.28	130,983	1,796	5.45
Nonearning assets	23,600			24,535			24,683
Total assets	$156,931			$159,464			$155,666

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$17,622	7	0.17	$16,628	7	0.16	$15,704	6	0.16
Money market and savings	38,724	40	0.42	36,341	41	0.45	34,717	42	0.48
Certificates and other time deposits	26,815	124	1.88	28,085	144	2.03	32,353	177	2.16
Foreign deposits - interest-bearing	1,463	-	(0.26)	3,511	-	0.03	632	-	(0.49)
Total interest-bearing deposits	84,624	171	0.82	84,565	192	0.90	83,406	225	1.07
Fed funds purchased, repos and other borrowings	7,286	5	0.30	9,446	7	0.29	7,355	6	0.32
Long-term debt	21,879	216	3.97	21,890	225	4.10	21,833	218	3.98
Total interest-bearing liabilities	113,789	392	1.39	115,901	424	1.45	112,594	449	1.58
Noninterest-bearing deposits	20,990			21,027			20,099
Other liabilities	5,479			5,585			5,938
Shareholders' equity	16,673			16,951			17,035
Total liabilities and shareholders' equity	$156,931			$159,464			$155,666

Average interest-rate spread			3.80			3.83			3.87

Net interest income/ net interest margin		$1,321	4.01%		$1,369	4.04%		$1,347	4.09%

Taxable-equivalent adjustment		$36			$37			$33

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

			Year-to-Date
	September 30, 2011			September 30, 2010
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$146	$2	1.45%	$742	$20	3.65%
Mortgage-backed securities issued by GSE	23,368	308	1.76	22,729	621	3.64
States and political subdivisions	1,907	81	5.69	2,067	85	5.46
Non-agency mortgage-backed securities	551	27	6.56	1,225	54	5.85
Other securities	695	8	1.53	201	3	2.44
Covered securities	1,252	125	13.31	1,192	92	10.27
Total securities	27,919	551	2.63	28,156	875	4.14
Other earning assets	3,286	16	0.63	2,913	13	0.55
Loans and leases
Commercial loans and leases
Commercial and industrial	33,789	1,078	4.27	31,791	1,057	4.44
Commercial real estate—other	11,240	320	3.81	12,190	354	3.89
Commercial real estate—residential ADC	2,928	77	3.53	5,043	138	3.65
Direct retail lending	13,685	526	5.14	14,008	556	5.31
Sales finance loans	7,166	268	5.00	6,682	300	6.00
Revolving credit loans	2,088	137	8.80	2,013	132	8.79
Residential mortgage loans	18,355	670	4.86	15,625	641	5.47
Specialized lending	8,162	706	11.56	7,725	661	11.44
Other acquired loans	53	13	33.26	93	9	13.58
Total loans and leases held for investment
(excluding covered loans)	97,466	3,795	5.20	95,170	3,848	5.40
Covered loans	5,629	809	19.21	7,251	662	12.20
Total loans and leases held for investment	103,095	4,604	5.97	102,421	4,510	5.89
Loans held for sale	2,004	57	3.77	1,975	63	4.23
Total loans and leases	105,099	4,661	5.93	104,396	4,573	5.85
Total earning assets	136,304	5,228	5.12	135,465	5,461	5.38
Nonearning assets	23,788			24,258
Total assets	$160,092			$159,723

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$18,326	23	0.16	$16,424	22	0.18
Money market and savings	40,108	105	0.35	34,472	134	0.52
Certificates and other time deposits	27,657	347	1.68	35,593	571	2.14
Foreign deposits - interest-bearing	810	(2)	(0.39)	1,373	(2)	(0.22)
Total interest-bearing deposits	86,901	473	0.73	87,862	725	1.10
Fed funds purchased, repos and other borrowings	5,682	12	0.28	8,879	19	0.28
Long-term debt	22,448	578	3.44	21,573	631	3.91
Total interest-bearing liabilities	115,031	1,063	1.23	118,314	1,375	1.55
Noninterest-bearing deposits	22,179			19,309
Other liabilities	5,780			5,236
Shareholders' equity	17,102			16,864
Total liabilities and shareholders' equity	$160,092			$159,723

Average interest-rate spread			3.89			3.83

Net interest income/ net interest margin		$4,165	4.08%		$4,086	4.03%

Taxable-equivalent adjustment		$110			$98

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Credit Quality (Dollars in millions)

		As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2011	2011	2011	2010	2010
Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases
Commercial and industrial	$579	$611	$594	$508	$491
Commercial real estate—other	438	467	508	405	328
Commercial real estate—residential ADC	428	460	568	513	454
Direct retail lending	151	172	182	191	216
Sales finance loans	7	7	9	6	6
Residential mortgage loans (6)	298	292	511	466	416
Specialized lending	56	52	55	60	62
Total nonaccrual loans and leases held for investment	1,957	2,061	2,427	2,149	1,973
Loans held for sale	26	116	189	521	826
Total nonaccrual loans and leases	1,983	2,177	2,616	2,670	2,799
Foreclosed real estate (2)	950	1,147	1,211	1,259	1,309
Other foreclosed property	36	29	36	42	39
Total nonperforming assets (excluding covered assets) (2)	$2,969	$3,353	$3,863	$3,971	$4,147
Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases
Commercial and industrial	$64	$100	$125	$205	$260
Commercial real estate—other	124	153	233	280	300
Commercial real estate—residential ADC	55	105	120	172	316
Direct retail lending	141	143	146	141	131
Sales finance loans	6	6	5	5	-
Revolving credit loans	63	62	62	62	62
Residential mortgage loans (7)	568	570	587	585	566
Specialized lending	46	39	31	26	4
Total performing TDRs (7)	$1,067	$1,178	$1,309	$1,476	$1,639
Loans 90 days or more past due and still accruing
Commercial loans and leases
Commercial and industrial	$1	$4	$6	$8	$7
Commercial real estate—other	2	4	20	4	3
Commercial real estate—residential ADC	-	-	5	8	10
Direct retail lending	52	59	59	76	69
Sales finance loans	19	21	23	27	27
Revolving credit loans	15	16	18	20	21
Residential mortgage loans (8)(10)	91	90	124	143	137
Specialized lending	5	7	6	6	7
Other acquired loans	2	2	2	3	5
Total loans 90 days past due and still accruing (excluding covered loans) (4)(8)(10)	$187	$203	$263	$295	$286
Loans 30-89 days past due
Commercial loans and leases
Commercial and industrial	$76	$72	$137	$163	$213
Commercial real estate—other	27	35	54	68	171
Commercial real estate—residential ADC	27	25	40	84	151
Direct retail lending	148	154	166	189	181
Sales finance loans	67	68	67	95	99
Revolving credit loans	23	22	24	28	28
Residential mortgage loans (9)(11)	445	426	444	532	551
Specialized lending	243	198	166	248	242
Other acquired loans	1	-	1	1	2
Total loans 30-89 days past due (excluding covered loans) (5)(9)(11)	$1,057	$1,000	$1,099	$1,408	$1,638

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)

Excludes foreclosed real estate totaling $355 million, $348 million, $362 million, $313 million and $276 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, that are covered by FDIC loss sharing agreements.

(3)

Excludes TDRs that are nonperforming totaling $319 million, $381 million, $479 million, $479 million and $489 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively. These amounts are included in total nonperforming assets.

(4)

Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $872 million, $935 million, $1.2 billion, $1.1 billion and $1.3 billion at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(5)

Excludes loans past due 30-89 days that are covered by FDIC loss sharing agreements totaling $211 million, $308 million, $252 million, $363 million and $329 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(6)	Includes a reduction of $231 million in mortgage loans during the second quarter of 2011 in connection with BB&T's NPA disposition strategy.
(7)

Excludes restructured mortgage loans that are government guaranteed totaling $214 million, $184 million, $148 million, $129 million, and $153 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively. Includes mortgage loans held for sale.

(8)

Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $185 million, $162 million, $187 million, $153 million and $119 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively. Includes past due mortgage loans held for sale.

(9)

Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $82 million, $78 million, $71 million, $83 million and $74 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively. Includes past due mortgage loans held for sale.

(10)

Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $389 million, $389 million, $406 million, $425 million and $403 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(11)

Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $7 million, $7 million, $6 million, $7 million and $7 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2011	2011	2011	2010	2010
Allowance for credit losses
Beginning balance	$2,575	$2,691	$2,755	$2,650	$2,753
Provision for credit losses (excluding covered loans)	243	313	340	543	743
Provision for covered loans	7	15	-	100	27
Charge-offs
Commercial loans and leases (1)
Commercial and industrial	(102)	(62)	(78)	(103)	(143)
Commercial real estate—other	(64)	(81)	(68)	(125)	(244)
Commercial real estate—residential ADC	(61)	(78)	(71)	(107)	(285)
Direct retail lending	(74)	(66)	(78)	(87)	(83)
Sales finance loans	(7)	(7)	(10)	(12)	(10)
Revolving credit loans	(23)	(24)	(27)	(28)	(28)
Residential mortgage loans (2)	(41)	(129)	(54)	(58)	(52)
Specialized lending	(42)	(43)	(52)	(57)	(56)
Covered loans	(53)	-	-	-	-
Total charge-offs	(467)	(490)	(438)	(577)	(901)
Recoveries
Commercial loans and leases (1)
Commercial and industrial	9	9	4	4	4
Commercial real estate—other	6	6	3	4	-
Commercial real estate—residential ADC	9	7	4	6	4
Direct retail lending	10	8	9	8	7
Sales finance loans	2	3	2	2	2
Revolving credit loans	4	5	5	4	4
Residential mortgage loans (2)	1	1	1	1	1
Specialized lending	7	7	6	10	6
Total recoveries	48	46	34	39	28
Net charge-offs	(419)	(444)	(404)	(538)	(873)
Ending balance	$2,406	$2,575	$2,691	$2,755	$2,650
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,242	$2,357	$2,497	$2,564	$2,567
Allowance for covered loans	113	159	144	144	44
Reserve for unfunded lending commitments	51	59	50	47	39
Total	$2,406	$2,575	$2,691	$2,755	$2,650

				As of/For the
				Nine Months Ended
				September 30
				2011	2010
Allowance for credit losses
Beginning balance				$2,755	$2,672
Provision for credit losses (excluding covered loans)				896	1,951
Provision for covered loans				22	44
Charge-offs
Commercial loans and leases (1)
Commercial and industrial				(242)	(270)
Commercial real estate—other				(213)	(345)
Commercial real estate—residential ADC				(210)	(558)
Direct retail lending				(218)	(251)
Sales finance loans				(24)	(36)
Revolving credit loans				(74)	(90)
Residential mortgage loans (2)				(224)	(336)
Specialized lending				(137)	(195)
Covered loans				(53)	-
Total charge-offs				(1,395)	(2,081)
Recoveries
Commercial loans and leases (1)
Commercial and industrial				22	14
Commercial real estate—other				15	1
Commercial real estate—residential ADC				20	8
Direct retail lending				27	25
Sales finance loans				7	7
Revolving credit loans				14	12
Residential mortgage loans (2)				3	3
Specialized lending				20	21
Total recoveries				128	91
Net charge-offs				(1,267)	(1,990)
Other changes				-	(27)
Ending balance				$2,406	$2,650

(1)

Includes net charge-offs of $26 million, $431 million and $7 million in commercial loans and leases during the fourth, third and second quarters of 2010, respectively, in connection with BB&T's NPA disposition strategy.

(2)	Includes net charge-offs of $87 million and $141 million in mortgage loans during the second quarters of 2011 and 2010, respectively, in connection with BB&T's NPA disposition strategy.

BB&T Corporation Credit Quality

			As of/For the Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2011		2011		2011		2010		2010
Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	1.18%		1.24%		1.29%		1.65%		1.86%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.99		1.08		1.36		1.34		1.53
Nonperforming loans and leases as a
percentage of total loans and leases	1.85		2.07		2.49		2.49		2.64
Nonperforming assets as a percentage of:
Total assets	1.98		2.32		2.69		2.73		2.81
Loans and leases plus foreclosed property	3.05		3.46		3.97		3.94		4.11
Net charge-offs as a percentage of average loans and leases	1.57		1.71		1.56		2.02		3.31
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.25		2.43		2.58		2.62		2.56
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.42	X	1.41	X	1.61	X	1.27	X	0.75	X
Nonperforming loans and leases held for investment	1.20		1.22		1.09		1.26		1.32
Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	1.03%		1.00%		1.11%		1.39%		1.65%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.18		0.20		0.27		0.29		0.29
Nonperforming loans and leases as a
percentage of total loans and leases	1.94		2.18		2.64		2.64		2.82
Nonperforming assets as a percentage of:
Total assets	1.83		2.18		2.56		2.64		2.76
Loans and leases plus foreclosed property	2.88		3.32		3.85		3.88		4.12
Net charge-offs as a percentage of average loans and leases (4)	1.44		1.80		1.65		2.15		3.54
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.25		2.41		2.58		2.63		2.69
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.55	X	1.32	X	1.52	X	1.20	X	0.74	X
Nonperforming loans and leases held for investment	1.15		1.14		1.03		1.19		1.30

							As of/For the
							Nine Months Ended
							September 30
							2011		2010
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							1.61%		2.55%
Ratio of allowance for loan and lease losses to net charge-offs							1.39	X	0.98	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (4)							1.63%		2.74%
Ratio of allowance for loan and lease losses to net charge-offs							1.38	X	0.96	X

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes on page 12 of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes on page 12 of this supplement for amounts related to these loans.
(3)

These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.

(4)

Excluding the impact of losses and balances associated with BB&T's NPA disposition strategy, the adjusted net charge-offs ratio would have been 1.46%, 2.07% and 1.80% for the second quarter of 2011, and the fourth and third quarters of 2010. The adjusted net charge-off ratio would have been 1.52% and 1.94% for the nine months ended September 30, 2011 and 2010, respectively.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)(2)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)
	As of/For the Period Ended September 30, 2011
	Builder /	Land / Land	Condos /
	Construction	Development	Townhomes	Total ADC
Total loans outstanding	$647	$1,653	$114	$2,414

Average loan size (in thousands)	208	496	877	367
Average client size (in thousands)	575	784	1,930	730

Nonaccrual loans and leases as a percentage of category	17.07%	18.10%	16.01%	17.72%
Gross charge-offs as a percentage of category:
Year-to-Date	7.24	10.95	6.38	9.71
Quarter-to-Date	3.29	11.95	6.90	9.39

	As of/For the Period Ended September 30, 2011
		Nonaccrual as a	Gross Charge-Offs as a Percentage of
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND	Total	Percentage of	Outstandings
CONSTRUCTION LOANS (ADC) BY STATE OF ORIGINATION	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$1,076	19.34%	11.55%	7.96%
Virginia	481	6.15	2.32	4.26
South Carolina	207	19.09	13.34	24.29
Georgia	186	18.61	12.15	12.67
Florida	131	21.30	11.42	10.32
Washington, D.C.	74	1.80	14.00	-
Tennessee	69	35.30	9.98	12.77
West Virginia	61	60.85	14.87	31.85
Kentucky	57	11.73	4.94	7.89
Maryland	43	3.35	0.24	-
Alabama	29	59.71	5.44	-
Total	$2,414	17.72%	9.71%	9.39%

OTHER COMMERCIAL REAL ESTATE LOANS (3)
	As of/For the Period Ended September 30, 2011
			Permanent
		Commercial	Income	Total Other
	Commercial	Land /	Producing	Commercial
	Construction	Development	Properties	Real Estate
Total loans outstanding	$892	$1,112	$8,935	$10,939

Average loan size (in thousands)	1,016	607	508	539
Average client size (in thousands)	1,392	718	774	795

Nonaccrual loans and leases as a percentage of category	2.69%	10.53%	3.33%	4.01%
Gross charge-offs as a percentage of category:
Year-to-Date	1.86	7.72	2.00	2.64
Quarter-to-Date	3.44	5.59	1.79	2.32

	As of/For the Period Ended September 30, 2011
		Nonaccrual as a	Gross Charge-Offs as a Percentage of
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Outstandings
ORIGINATION (3)	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$3,331	3.77%	1.87%	2.19%
Virginia	1,858	1.56	0.90	0.99
Georgia	1,617	6.31	4.68	2.30
South Carolina	809	10.14	6.88	5.87
Florida	737	6.25	7.67	8.15
Washington, D.C.	597	1.62	1.24	0.39
Maryland	559	0.70	0.27	0.09
Kentucky	442	1.31	0.31	0.48
West Virginia	438	0.38	0.27	0.04
Tennessee	342	8.85	1.74	3.31
Alabama	111	1.91	0.50	0.06
Other	98	-	-	-
Total	$10,939	4.01%	2.64%	2.32%

Applicable ratios are annualized.
(1)

Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.

(2)

Includes net charge-offs and average balances related to loans transferred to held for sale while they were held for investment. Loans transferred to held for sale are excluded from total loans outstanding. As of September 30, 2011, there were $11 million ADC loans and $11 million other CRE loans held for sale. All of the held for sale ADC and Other CRE loans are on nonaccrual status.

(3)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)
		As of/For the Period Ended September 30, 2011
			Construction /
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$16,880	$1,777	$444	$428	$19,529

Average loan size (in thousands)	193	299	280	59	191
Average refreshed credit score (3)	729	699	728	578	723

Percentage that are first mortgages	100%	100%	99%	81%	99%
Average loan to value at origination	74	68	73	74	73

Nonaccrual loans and leases as a percentage of category	1.10	3.69	6.58	8.06	1.62
Gross charge-offs as a percentage of category:
Year-to-Date	1.13	4.72	2.97	5.99	1.68
Quarter-to-Date	0.65	1.68	3.18	6.10	0.94

		As of/For the Period Ended September 30, 2011
			Nonaccrual as a	Gross Charge-Offs as a
		Total	Percentage of	Percentage of Outstandings
RESIDENTIAL MORTGAGE LOANS BY STATE		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,737	1.34%	1.08%	0.62%
Virginia		3,206	1.07	1.22	0.46
Florida		2,378	3.30	4.05	2.46
Maryland		1,832	1.49	1.39	0.37
South Carolina		1,808	1.77	1.81	0.84
Georgia		1,701	1.79	2.73	2.45
Texas		553	0.01	0.04	-
Kentucky		517	1.08	0.45	0.14
Tennessee		412	1.96	1.00	0.26
West Virginia		380	1.23	0.55	0.61
Alabama		305	0.58	0.65	0.16
Washington, D.C.		251	1.11	1.08	0.51
Missouri		193	0.43	0.29	-
Indiana		129	0.38	0.27	0.10
Other		1,127	2.23	1.60	0.87
Total		$19,529	1.62%	1.68%	0.94%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of/For the Period Ended September 30, 2011
		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,132	$6,355	$5,294	$12,781

Average loan size (in thousands) (5)		56	47	35	42
Average refreshed credit score (6)		725	726	763	748

Percentage that are first mortgages		100%	80%	29%	61%
Average loan to value at origination		78	62	63	64

Nonaccrual loans and leases as a percentage of category		3.83	1.23	0.53	1.17
Gross charge-offs as a percentage of category:
Year-to-Date		7.95	1.46	1.37	2.06
Quarter-to-Date		7.03	1.47	1.63	2.05

		As of/For the Period Ended September 30, 2011
			Nonaccrual as a	Gross Charge-Offs as a
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS AND		Total	Percentage of	Percentage of Outstandings
LINES BY STATE OF ORIGINATION		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,306	1.33%	2.10%	2.03%
Virginia		2,905	0.66	0.99	1.11
South Carolina		1,189	1.63	2.57	2.05
Georgia		1,013	1.44	3.66	4.06
Maryland		825	0.94	1.65	1.82
West Virginia		772	0.96	1.04	1.24
Florida		669	1.74	5.54	5.04
Kentucky		589	1.14	1.04	1.18
Tennessee		344	1.18	2.62	2.73
Washington, D.C.		87	0.97	2.56	2.29
Other		82	0.62	0.67	0.10
Total		$12,781	1.17%	2.06%	2.05%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $307 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T Community Banking network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions)

SUPPLEMENTAL TROUBLED DEBT RESTRUCTURINGS INFORMATION

	As of September 30, 2011
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing restructurings: (1)
Commercial loans
Commercial and industrial	$64	100.0%	$-	-%	$-	-%	$64
Commercial real estate—other	123	99.2	-	-	1	0.8	124
Commercial real estate—residential ADC	53	96.4	2	3.6	-	-	55
Direct retail lending	131	92.9	8	5.7	2	1.4	141
Sales finance loans	5	83.3	-	-	1	16.7	6
Revolving credit loans	50	79.4	7	11.1	6	9.5	63
Residential mortgage loans (2)	470	82.7	88	15.5	10	1.8	568
Specialized lending	41	89.1	4	8.7	1	2.2	46
Total performing restructurings	937	87.8	109	10.2	21	2.0	1,067
Nonperforming restructurings (3)	98	30.7	41	12.9	180	56.4	319
Total restructurings (2)	$1,035	74.7%	$150	10.8%	$201	14.5%	$1,386

(1)	Past due performing restructurings are included in past due disclosures.
(2)	Excludes restructured mortgage loans that are government guaranteed totaling $214 million.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2011	2011	2011	2010	2010
Selected Capital Information (1)
Risk-based capital
Tier 1	$14,696	$14,363	$14,100	$13,959	$13,828
Total	18,839	18,641	18,389	18,319	18,465
Risk-weighted assets (2)	117,182	116,041	116,484	118,131	117,894
Average quarterly tangible assets	159,268	151,677	151,049	153,349	149,253
Risk-based capital ratios
Tier 1	12.5%	12.4%	12.1%	11.8%	11.7%
Total	16.1	16.1	15.8	15.5	15.7
Leverage capital ratio	9.2	9.5	9.3	9.1	9.3
Equity as a percentage of total assets	10.5	10.7	10.6	10.5	10.7
Book value per common share	$25.07	$24.37	$23.86	$23.67	$24.11

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	7.1%	7.2%	7.2%	7.1%	7.0%
Tier 1 common equity as a percentage of risk-weighted assets	9.8	9.6	9.3	9.1	9.0

Tangible book value per common share	$16.42	$15.95	$15.59	$15.43	$15.25

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$14,696	$14,363	$14,100	$13,959	$13,828
Less:
Qualifying restricted core capital elements	3,249	3,249	3,248	3,248	3,255
Tier 1 common equity	$11,447	$11,114	$10,852	$10,711	$10,573

Total assets	$167,677	$159,310	$157,039	$157,081	$157,230
Less:
Intangible assets, net of deferred taxes	6,330	6,353	6,374	6,391	6,419
Plus:
Regulatory adjustments, net of deferred taxes	99	389	572	636	207
Tangible assets	$161,446	$153,346	$151,237	$151,326	$151,018

Total risk-weighted assets (2)	$117,182	$116,041	$116,484	$118,131	$117,894

Tangible common equity as a percentage of tangible assets	7.1%	7.2%	7.2%	7.1%	7.0%
Tier 1 common equity as a percentage of risk-weighted assets	9.8	9.6	9.3	9.1	9.0

Tier 1 common equity	$11,447	$11,114	$10,852	$10,711	$10,573

Outstanding shares at end of period (in thousands)	697,101	696,894	696,285	694,381	693,560

Tangible book value per common share	$16.42	$15.95	$15.59	$15.43	$15.25

(1)	Current quarter regulatory capital information is preliminary.
(2)

Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.

(3)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

		Favorable (Unfavorable)
Selected Items		Pre-Tax	After-Tax

Third Quarter 2011
Losses/write-downs related to NPA disposition strategy	Other noninterest income	$(37)	$(23)
Leveraged lease sale	Other noninterest expense	(16)	10

Second Quarter 2011
Losses/write-downs related to NPA disposition strategy	Other noninterest income	(27)	(17)

First Quarter 2011
Losses/write-downs related to NPA disposition strategy	Other noninterest income	(74)	(46)

Fourth Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income	(62)	(39)

Third Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income	(28)	(17)

Second Quarter 2010
No selected items noted

First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense	16	10
Contingency reserve adjustment	Other noninterest expense	11	7

			As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2011	2011	2011	2010	2010

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$(299)	$(61)	$41	$191	$(101)
MSRs hedge gains (losses)	329	59	(39)	(176)	132
Net	$30	$(2)	$2	$15	$31

Residential mortgage loan originations	$5,549	$3,888	$5,802	$8,406	$6,656

Residential mortgage servicing portfolio (1)
Loans serviced for others	66,305	65,872	64,894	61,795	60,207
Bank-owned loans serviced	22,413	20,956	21,174	21,680	20,258
Total servicing portfolio	88,718	86,828	86,068	83,475	80,465

Weighted-average coupon rate	5.10%	5.14%	5.17%	5.26%	5.37%
Weighted-average servicing fee	0.341	0.344	0.346	0.350	0.354

Selected Miscellaneous Information
Derivatives notional amount	$67,403	$58,060	$57,160	$65,386	$67,201
Fair value of derivatives	207	(29)	(77)	(69)	277
Accumulated comprehensive income related to securities,
net of tax (2)	159	(128)	(307)	(333)	49
Common stock prices
High	27.36	27.81	29.60	27.57	28.69
Low	18.92	25.24	25.95	22.15	21.72
End of period	21.33	26.84	27.45	26.29	24.08

Banking offices	1,780	1,778	1,781	1,782	1,790
ATMs	2,484	2,475	2,476	2,481	2,494
FTEs	31,684	31,617	31,365	31,354	31,331

(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
NON-GAAP Reconciliation Table	2011	2011	2011	2010	2010
Efficiency ratio - GAAP	66.1%	64.1%	67.4%	60.9%	57.3%
Effect of securities gains (losses), net	(1.0)	-	-	2.4	5.6
Effect of merger-related and restructuring charges, net	-	(0.1)	0.1	(0.2)	(0.4)
Effect of losses/write-downs on NPA disposition loans	(0.9)	(0.7)	(2.1)	(1.5)	(0.6)
Effect of FDIC loss share accounting	0.1	0.3	-	2.0	0.6
Effect of foreclosed property expense	(7.8)	(6.6)	(7.0)	(7.1)	(7.1)
Effect of leveraged lease sale	(0.8)	-	-	-	-
Effect of amortization of intangibles	(1.1)	(1.2)	(1.3)	(1.2)	(1.3)
Efficiency ratio - reported	54.6	55.8	57.1	55.3	54.1
Fee income ratio - GAAP	32.2%	36.1%	35.1%	41.3%	45.2%
Effect of securities gains (losses), net	1.1	-	-	(2.5)	(5.8)
Effect of losses/write-downs on NPA disposition loans	1.1	0.7	2.2	1.6	0.6
Effect of FDIC loss share accounting	4.9	4.0	2.8	1.4	2.3
Fee income ratio - reported	39.3	40.8	40.1	41.8	42.3

				Year-to-Date Sept. 30,
NON-GAAP Reconciliation Table				2011	2010
Efficiency ratio - GAAP				65.8%	60.0%
Effect of securities gains (losses), net				(0.4)	3.6
Effect of merger-related and restructuring charges, net				-	(0.9)
Effect of contingency reserve				-	0.2
Effect of losses/write-downs on NPA disposition loans				(1.2)	(0.2)
Effect of Colonial premises and equipment adjustments				-	0.3
Effect of FDIC loss share accounting				0.2	0.3
Effect of foreclosed property expense				(7.1)	(8.5)
Effect of leveraged lease sale				(0.3)	-
Effect of amortization of intangibles				(1.2)	(1.4)
Efficiency ratio - reported				55.8	53.4
Fee income ratio - GAAP				34.5%	42.3%
Effect of securities gains (losses), net				0.4	(3.9)
Effect of losses/write-downs on NPA disposition loans				1.3	0.2
Effect of FDIC loss share accounting				3.9	2.1
Fee income ratio - reported				40.1	40.7